Exhibit 99.2

Q4 ‘21 & FY ‘21Earnings Results (NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward-looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Annual Report on Form 10-K for the year ended December 31, 2021. In assessing all forward-looking statements herein, readers are urged to read carefully the Risk Factors section and other cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the effect of the COVID-19 pandemic on our business and growth prospects, the performance of SAFE, the Company's ability to grow its ground lease business directly and through SAFE, the completion of the pending sale of the Company's net lease portfolio, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and the pricing and timing of any such sales, asset impairments, the market demand for legacy assets the Company seeks to sell and the pricing and timing of such sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from its portfolio and other risks detailed in "Risk Factors" in our 2021 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Important Note re COVID-19: Readers of this presentation are cautioned that, due to the uncertainty created by the COVID-19 pandemic, our results for the fourth quarter and 2021 fiscal year may not be indicative of our future results. Readers are urged to read our Annual Report on Form 10-K for the year ended December 31, 2021 when it is filed with the SEC for a more fulsome discussion of our fourth quarter results, including the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections included therein.

Note: Please refer to the "Glossary" section in the Appendix for a list of defined terms and metrics.

Investor Relations Contact
Jason Fooks
Senior Vice President
212.930.9400
investors@istar.com

iStar

1

I. Highlights 2

Q4 '21 Highlights

Signed PSA on NLA Portfolio

(Signed subsequent to the end of the quarter)

$3.07b

Gross Sales Price of Net Lease Assets[1]

~$525m

Estimated Net Positive Impact to Common Equity[1][2]

Momentum at Safehold

$777m

New Originations at Safehold

$1.4b

Increase in UCA at Safehold

Simplifying the Business

$140m

Legacy Asset & Strategic Asset Sales Proceeds

$34m

Gains from Legacy Asset Sales

iStar

(1) A definitive sales agreement was signed on 2/2/22. Closing is subject to customary closing conditions and there can be no assurance that the transaction will close. For more information, please refer to the Form 8-K filed with the SEC on 2/2/22.
(2) Estimates are subject to increase or decrease based upon the final purchase price allocations, customary prorations and the exact closing date, and are net of estimated distributions to its venture partner, debt prepayment fees, closing costs, promote fees, and distributions under iStar's long-term incentive plan, iPIP.

3

Earnings Results

	Q4 '21	Q4 '20	Y/Y Δ	FY '21	FY '20	Y/Y Δ
Net Income (Loss) *(Allocable to Common Shareholders)*	$7.1m	($19.1m)	+$26.2m	$109.0m	($65.9m)	+$174.9m
W.A. Shares *(Diluted)*	69.3m	74.1m		71.8m	75.7m	
EPS (Loss) - Continuing Operations *(Diluted)*	($0.68)	($0.55)		($0.10)	($1.85)	
EPS (Loss) - Discontinued Operations *(Diluted)*	$0.79	$0.29		$1.61	$0.98	
EPS (Loss) *(Diluted)*	$0.11	($0.26)	+$0.37	$1.51	($0.87)	+$2.38

	Q4 '21	Q4 '20	Y/Y Δ	FY '21	FY '20	Y/Y Δ
Adj. Earnings *(Allocable to Common Shareholders)*	$68.9m	$11.0m	+$57.9m	$244.9m	$40.8m	+$204.1m
W.A. Shares *(Diluted)*	78.8m	74.3m		78.5m	75.9m	
AEPS *(Diluted)*	$0.87	$0.15	+$0.72	$3.12	$0.54	+$2.58

iStar

Note: Please refer to the "Adjusted Earnings Reconciliation" section of the Appendix for more information with regard to the calculation of this metric.

4

Net Lease Transaction

Transaction Overview

In Q1 '22, iStar signed a definitive agreement to sell a portfolio of net lease assets for a gross purchase price of $3.07 billion.

Q4 '21 Impact

In Q4 '21, iStar moved all assets and liabilities related to the transaction to "held for sale" and the associated revenues and expenses for this period and historical periods were moved to discontinued operations.

-$40m
Net expenses associated with the net lease sale transaction

Q1 '22 Estimated Impact[(2)]

~$1.1b
Estimated Net Cash Proceeds
(After repayment of mortgage debt, full repayment of its secured term loan, debt prepayment fees, partner distributions, transaction fees, and other miscellaneous items)

~$565m
Estimated Impact to Net Income / Common Equity

~$290m
Estimated Impact to Adjusted Common Equity[(1)]

(1) iStar uses adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. See pages 19 and 26 for more information and a reconciliation to common equity.
(2) Estimates are subject to increase or decrease based upon the final purchase price allocations, customary prorations and the exact closing date, and are net of estimated distributions to its venture partner, debt prepayment fees, closing costs, promote fees, and distributions under iStar's long-term incentive plan, iPIP.

5

Safehold Results

iStar's Investment in Safehold



$2.5b
Market Value(1)
$1.6b
Unrealized Gain
$1.0b
Gross Book Value
$2.2b
Market Value(1)
$1.0b
Unrealized Gain
$1.2b
Gross Book Value
Q4 '20
Q4 '21

Selected SAFE Reported Results

- 17 ground leases totaling $777m closed by Safehold in Q4 '21
- Completed inaugural private sale of Caret Units based on a $1.75b valuation of Caret

Caret Transaction Overview

In Q1 '22, Safehold sold and received commitments to sell 1.37% of the total Caret Units for $24.0 million at a valuation of $1.75b, from a group of leading private equity, sovereign wealth and high net worth investors.

Path to Liquidity

Safehold is obligated to seek to provide public market liquidity for the Caret Units within the next two years. If Safehold is unable to achieve a public market liquidity event at a value in excess of the New Investors' basis, they would have the option to redeem their Caret Units at par.

Note: Please refer to SAFE's Annual Report on Form 10-K for the year ended 12/31/21 and the SAFE Earnings Presentation dated February 15, 2022, each of which is available on SAFE's website for more information and a Glossary of defined terms.

(1) Q4 '21 market value of iStar's investment in Safehold is $2,151m calculated as iStar's ownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78. Q4 '20 market value of iStar's investment in Safehold is $2,521m, calculated as iStar's ownership of 34.8m shares of SAFE at the December 31, 2020 closing stock price of $72.49.

6

Legacy Asset Progress

$42m
Q4 '21 Legacy Asset Sales Proceeds

$34m
Q4 '21 Gains from Legacy Asset Sales

-40%
Year-over-year Legacy Asset Reduction



$725m
$252m
$473m
$436m
$137m
$299m
Q4 '20
Q4 '21
Land & Development
Operating Properties

Short-Term Legacy Assets



$99m

Count: 11 Assets
Avg. GBV: $9m

Long-Term Legacy Assets



Asbury Park
$229m
68%
$337m
Magnolia Green
$108m
32%

Note: Figures are presented using Gross Book Value. Please refer to the Glossary for more details.

7

Investment Activity

$122m

$43m	$40m	$31m	$8m
Investment in SAFE	Loan, Net Lease, GL+, and Other Fundings	STAR Share Repurchases	Legacy CapEx

iStar

8

$5.8b Diversified Portfolio


Business Line(1)
SAFE
$2,151m
37%
Net Lease
$2,240m
39%
Strategic Investments
$18m
<1%
Operating Properties
$179m
3%
Land & Development
$299m
5%
Cash
$340m
6%
RE Finance
$386m
7%
Net Lease (Remaining Pro Forma NLA Sale)
$192m
3%


Property Type(1)
Ground Leases
$2,255m
39%
Entertainment / Leisure
$1,042m
18%
Other
$46m
<1%
Condo
$72m
1%
Retail
$102m
2%
Multifamily
$155m
3%
Hotel
$192m
3%
Land
$246m
4%
Cash
$340m
6%
Industrial / Lab
$450m
8%
Office
$905m
15%


Geographic Region(1)
Northeast
$1,702m
29%
West
$1,040m
18%
Mid Atlantic
$858m
15%
Various
$125m
2%
Cash
$340m
6%
Central
$509m
9%
Southwest
$583m
10%
Southeast
$648m
11%

iStar

Note: Figures based on Gross Book Value of the Company's total investment portfolio, adjusted to present the investment in SAFE at market value, and includes 100% of the assets of iStar's consolidated joint ventures, the carrying value of iStar's investment in non-consolidated joint ventures and affiliates (other than SAFE).
(1) SAFE market value is calculated as iStar's ownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78.

9

Equity Value per Share


Common Equity per Share(1)
(Net of Depreciation, Amortization and CECL Allowance)
(w/ SAFE MTM)(2)
$29.05
$7.65
(Pro Forma NLA Sale)(2)(3)
$26.82
(w/ SAFE MTM)(2)
$19.58
$7.00
Q4 '20
Q4 '21
Adj. Common Equity per Share(1)
(Gross of Depreciation, Amortization and CECL Allowance)
(w/ SAFE MTM)(2)
$33.75
$12.68
(Pro Forma NLA Sale)(2)(3)
$27.69
(w/ SAFE MTM)(2)
$23.97
$11.81
Q4 '20
Q4 '21

Note: Q4 '21 SAFE mark-to-market value of iStar's investment in Safehold is $2,151m, calculated as iStar's ownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78. Q4 '20 SAFE mark-to-market value of iStar's investment in Safehold is $2,521m calculated as iStar's ownership of 34.8m shares of SAFE at the December 31, 2020 closing stock price of $72.49.

(1) Presented diluted for the 2022 3.125% convertible notes which were "in the money" on December 31, 2021 based on the conversion ratio of 71.9478 shares per $1,000 of principal (a conversion price of $13.90 per share) using the Q4 '21 average closing stock price. The convertible notes were "out of the money" on December 31, 2020.

(2) A portion of the profits realized on iStar's investment portfolio, including the sale of the net lease portfolio and, its investment in SAFE, is allocable to iPip, iStar's shareholder-approved long-term incentive plan. Additional information on iStar's iPip can be found in the 2021 Annual Report on Form 10-K and its 2021 Proxy Statement, both of which are available on our website.

(3) Figures are shown pro forma for the sale of the net lease asset portfolio using the currently estimated remaining $565m gain to net income and common equity and the currently estimated remaining $290m gain to adjusted common equity. The transaction is expected to close in Q1 '22. Closing is subject to customary closing conditions and there can be no assurance that the transaction will close. Estimates are subject to increase or decrease based upon the final purchase price allocations, customary prorations and the exact closing date, and are net of estimated distributions to its venture partner, debt prepayment fees, closing costs, promote fees, and distributions under iStar's long-term incentive plan, iPIP.

iStar

10

II. PortfolioOverview11

Investment in Safehold (NYSE: SAFE)12Note: $ in millions. Please refer to SAFE’s Annual Report on Form 10-K for the year ended 12/31/21 and the SAFE Earnings Presentation dated February 15, 2022, each of which is available on SAFE’s website for more information and a Glossary of defined terms.(1) iStar’sdiscretionary voting in SAFE is capped at 41.9% and will vote remaining shares with respect to any matter in the same proportions as SAFE’s non-iStar shareholders.iStar’sinvestment in SAFE—36.6m shares (64.6% of shares outstanding)(1)—Gross Book Value of $1,201m or $32.83 per share—Market value of SAFE shares owned by iStar is $2.2b based on closing price of $58.78 per share on February 23, 2022 >60 yrs92%<20 yrs5%20-60 yrs3%Lease Term Remaining (w/ Extensions) Office$2,366m50%Multifamily$1,544m34%Hotel$668m15%Other$21m<1%Property Type Northeast$1,716m37%West$1,095m24%Mid Atlantic$757m16%Southeast$550m12%Southwest$342m7%Central$139m4%GeographicRegion Q4 ‘21FY ’21Revenue$52.0m$187.0mNet Income$21.3m$73.1mEPS$0.38$1.35SAFE Earnings

Note: $ in millions. Please refer to the “Glossary” section of the Appendix for additional details regarding definitions and calculations. The Company has entered into a definitive agreement to sell its net lease portfolio. See p. 5 of this presentation and the 8-K filed with the SEC on 2/2/22 for more information.Net Lease Consolidated Assets13 Wholly - Owned (100% Ownership) Net Lease Venture (51.9% Ownership) Total Consolidated Gross Book Value $1,3m $911m $2,299m Occupanc 9.9% 100.0% 99.3% Square Feet (000s) 9,620 5,55 15,35 ..A. Remaining Lease Term 19. rs 15.9 rs 1.0 rs ..A. ield ..% ..0% ..% 15 ears11%510 ears9% 10 ears0%.A. Remaining Lease Term Northeast$535m23%Southwest$20m1%Central$01m1%id Atlantic$3m16%est$31m1%Southeast$2m11%Various$m0%Geographic Region Entertainment / Leisure$1,025m%Office$52m3%ndustrial / Lab$336m15%Ground Lease$6m%Propert Tpe

Net Lease Venture II

	Net Lease Venture II *(51.9% Ownership)*
Gross Book Value	**$286m**
Occupancy	100.0%
Square Feet (000s)	3,220
W.A. Remaining Lease Term	10.6 yrs
W.A. Yield	9.3%

Net Lease Venture II is unconsolidated and 51.9% owned by iStar. Presented here at the venture level.



> 10 years
43%
1-5 years
46%
W.A. Remaining Lease Term
5-10 years
11%



Industrial / Lab
$286m
100%
Property Type



Southeast
$171m
60%
Mid Atlantic
$84m
29%
Geographic Region
West
$31m
11%

iStar

Note: $ in millions. Table and pie charts presented at the venture level. Please refer to the "Glossary" section of the Appendix for additional details regarding definitions and calculations. The Company has entered into a definitive agreement to sell its net lease portfolio. See p. 5 of this presentation and the 8-K filed with the SEC on 2/2/22 for more information.

14

Top Net Lease Assets

Top 10 net lease assets, which represent a total of $1.6b of Gross Book Value, or 63% of the aggregate $2.6b of Gross Book Value of the combined consolidated and unconsolidated portfolios

Tenant (Sorted by GBV)	Property Type	Location	Portfolio	Inv. Grade	Lease Term Remaining	Annualized Base Rent	Contractual Rent Escalator
Bowlero (2 Master Leases)	Entertainment	147 Locations	Wholly-Owned		25.4 yrs	$33.7m[1]	Fixed Bumps
Bowlero (Master Lease)	Entertainment	58 Locations	NLJV I		22.8 yrs	$18.4m	Fixed Bumps
McCormick & Co.	Office	Cockeysville, MD	NLJV I	•	12.3 yrs	$11.2m	Fixed Bumps
Cox Automotive	Office	North Hills, NY	NLJV I	•	12.5 yrs	$8.4m	Fixed Bumps w/ CPI Adjustments
Indeed	Office	Austin, TX	Wholly-Owned	•	12.0 yrs	$10.6m	Fixed Bumps
AMC Theaters (Master Lease)	Entertainment	3 Locations	Wholly-Owned		13.1 yrs	$7.4m	Fixed Bumps + % Rent
NYSE-Listed Transportation Services Company	Industrial	2 Locations	NLJV II		23.8 yrs	$8.1m	Fixed Bumps
Leading Financial Services Company	Office	Jersey City, NJ	Wholly-Owned	•	11.0 yrs	$10.1m	Fixed Bumps
AT&T	Office	Oakton, VA	NLJV I	•	3.9 yrs	$7.2m	Fixed Bumps
Bellisio Foods	Industrial	Jackson, OH	NLJV I		23.8 yrs	$6.8m	Capped CPI Adjustments
Total/W.A.					**18.5 yrs**	**$121.9m**	

Note: Sorted by Gross Book Value, based on the value of the asset assuming 100% ownership. Annualized Base Rent (ABR) represents annualized cash rent assuming 100% ownership. iStar's equity interest in each of NLJV I and II is 51.9%. The Company has entered into a definitive agreement to sell its net lease portfolio. See p. 5 of this presentation and the 8-K filed with the SEC on 2/2/22 for more information.

(1) iStar reached an agreement with Bowlero to defer a total of $23 million of rent owed during the period from October 2020 to June 2021. The deferred rent will accrue with interest to be repaid over two years commencing January 1, 2023. The ABR is presented as the next twelve-month rent.

iStar

15

Real Estate Finance

	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt (1)	$189m	62%	7.6%	0.6
Mezzanine / Subordinated debt	13m	79%	10.5%	22.6
Other lending investments	125m	-	6.6%	6.8
Total Performing Loans	**$327m**	**63%**	**7.5%**	**3.9**
NPL	59m			
Total Real Estate Finance	**$386m**			



Property Type
Hotel $109m 28%
Multifamily $108m 28%
Land $12m 3%
Condo $15m 4%
Other $28m 7%
Office $52m 14%
Retail $62m 16%



Rate Type(2)
Floating 55%
Fixed 45%



Geographic Region
West $145m 37%
Northeast $100m 26%
Various $97m 25%
Southeast $30m 8%
Central $14m 4%

Note: $ in millions. Excludes loan receivable included in other lending investments and CECL allowances. Please refer to the "Glossary" section of the Appendix for additional details regarding definitions and calculations.
(1) Includes $49m pro rata share of loans held within a joint venture.
(2) Excludes nonperforming loans.

16

III. Capital Structure17

Credit Metrics18Note: Figures are presented using the SAFE mark-to-market value of iStar’sinvestment in Safehold. Q4 ‘21 market value is $2,151m, calculated as iStar’sownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78. Figures to not give effect to the pending net lease sale; therefore, they are not indicative of future results if the net lease sale closes as expected.(1) Leverage is calculated as the ratio of debt, net of cash, to adjusted total equity gross of non-controlling interests, or “NCI”, and applying the SAFE MTM adjustment. Please refer to the “Capital Structure Overview” section of the presentation for more information.(2) Includes only iStar’sshare of NLJV I debt. Unencumbered Asset Base Unsecured Debt / Total Debt(2)UA / UDLeverage(1) $4.4b 2.1x1.2x1.6x 1.2x 68%

Capital Structure Overview

Credit Metrics	12/31/21	SAFE MTM[1]	SAFE MTM & Pro Forma for NLA Sale[1][9]
Cash	$340m	$340m	$1,440m
Debt	$3,286m	$3,286m	$2,082m
Debt, net of cash	$2,947m	$2,947m	$642m
Total Equity, gross of NCI	$1,063m	$2,046m	$2,415m
Adj. Total Equity, gross of NCI	$1,487m	$2,436m	$2,483m
Leverage[2]	2.0x	1.2x	0.3x

Shares			
Shares Outstanding[6]	78.1m	78.1m	78.1m
Common Equity	$546m	$1,529m	$2,094m
Common Equity per Share	$7.00	$19.58	$26.82
Adj. Common Equity	$922m	$1,872m	$2,162m
Adj. Common Equity per Share	$11.81	$23.97	$27.69

Liquidity	
Cash	$340m
Revolving Credit Facility Availability	$278m
Total Liquidity	$618m

As of 12/31/21



Adjusted Total Equity $1.5b
Common Equity $546m
Acc. D&A/CECL Allow. - $375m[3]
Noncontrolling Interest - $260m[4]
Preferred Equity - $305m[5]
Senior Unsecured Debt $2.1b
Secured Debt $1.2b[7]
Adjusted Common Equity $0.9b
Total Debt $3.3b[8]

Note: Please refer to the "Adjusted Common Equity Reconciliation" section of the Appendix for more information.
(1) SAFE mark-to-market calculations based on the February 23, 2022 closing stock price of $58.78 with respect to 36.6m shares held by iStar.
(2) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity, gross of NCI.
(3) Includes accumulated depreciation, amortization, CECL allowance, and iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments.
(4) Includes $48m of the proportionate share of accumulated depreciation and amortization relating to noncontrolling interests.
(5) Represents liquidation preference of preferred equity.
(6) Presented diluted for the 2022 3.125% convertible notes which were "in the money" on December 31, 2021 based on their current conversion ratio of 71.9478 shares per $1,000 of principal, which represents a conversion price of $13.90 per share using the Q4 '21 average closing stock price.
(7) Includes $451m of consolidated, asset-specific non-recourse mortgage debt of NLJV I.
(8) Debt is presented net of fees and discounts.
(9) Figures are shown pro forma for the sale of the net lease asset portfolio using the currently estimated remaining $565m gain to net income and common equity and the currently estimated remaining $290m gain to adjusted common equity. The transaction is expected to close in Q1 '22. Closing is subject to customary closing conditions and there can be no assurance that the transaction will close. Estimates are subject to increase or decrease based upon the final purchase price allocations, customary prorations and the exact closing date, and are net of estimated distributions to its venture partner, debt prepayment fees, closing costs, promote fees, and distributions under iStar's long-term incentive plan, iPIP.

iStar

19

Corporate Debt Maturity Profile

Debt Profile		
2022[1]		
Sep.	$288m	3.125%
2023		
Jun.	$492m	L + 275
2024		
Oct.	$775m	4.75%
2025		
Aug.	$550m	4.25%
2026		
Feb.	$400m	5.50%
2035		
Oct.	$100m	L + 150
Non-Recourse Mortgage Financings[2]		
Various / W.A.[4]	$717m	4.38%
Total / W.A.[3]	**$3,321m**	**4.16%**

3.6 years
w.a. debt maturity



To be repaid in connection with NLA sale
$288m
$492m
$775m
$550m
$400m
$100m
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Q3' 23
Q4 '23
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
...
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes

Note: $ in millions. Excludes extension options and revolving credit facility which was undrawn as of December 31, 2021. Amounts are not pro forma for the net lease sale.
(1) The 2022 3.125% convertible notes were "in the money" on December 31, 2021 with a conversion price of $13.90 per share and a conversion of 71.9478 shares per $1,000 of principal using the Q4 '21 average closing stock price.
(2) Represents individual non-recourse mortgages on net lease assets, including consolidated mortgage debt on assets held by NLJV I.
(3) Rates presented after giving effect to interest rate hedges.
(4) $654m of the debt is to be repaid in connection with the announced NLA sale.

iStar

20

IV. Appendix21

Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
Revenues				
Operating lease income	$3,369	$5,151	$16,824	$24,276
Interest income	6,383	12,346	31,229	56,676
Interest income from sales-type leases	532	-	1,215	-
Other income	9,310	26,402	70,259	78,445
Land development revenue	31,166	48,447	189,103	164,702
Total revenues	$50,760	$92,346	$308,630	$324,099
Cost and Expenses				
Interest expense	$29,255	$30,956	$115,400	$126,828
Real estate expense	12,590	11,696	45,994	46,083
Land development cost of sales	24,454	63,023	171,961	177,727
Depreciation and amortization	1,356	1,842	7,072	7,327
General and administrative	16,788	15,063	62,442	61,525
General and administrative – stock-based compensation	45,961	12,679	69,261	39,354
Provision for (recovery of) for loan losses	(675)	4,985	(8,085)	8,866
Recovery of net investment in leases	(464)	-	-	-
Impairment of assets	-	1,336	678	5,791
Other expense	6,756	219	8,114	569
Total costs and expenses	$136,021	$141,799	$472,837	$474,070
Income from sales of real estate	-	201	26,319	6,318
Loss from operations before earnings from equity method investments and other items	($85,261)	($49,252)	($137,888)	($143,653)
Earnings from equity method investments	43,683	15,037	154,344	39,472
Income tax benefit (expense)	-	16	118	(89)
Loss on early extinguishment of debt	-	-	-	(12,038)
Income from discontinued operations	52,037	24,143	121,452	85,455
Net income (loss)	$10,459	($10,056)	$138,026	($30,853)
Net (income) loss from continuing operations attributable to noncontrolling interests	20	(468)	75	(337)
Net (income) from discontinued operations attributable to noncontrolling interests	2,472	(2,685)	(5,620)	(11,251)
Net income (loss) attributable to iStar	$12,951	($13,209)	$132,481	($42,441)
Preferred dividends	(5,874)	(5,874)	(23,496)	(23,496)
Net income (loss) allocable to common shareholders	$7,077	($19,083)	$108,985	($65,937)

Note: $ in thousands.

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Earnings per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,	
Earnings Information for Common Shares	**2021**	**2020**	**2021**	**2020**
Net loss from continuing operations and allocable to common shareholders				
Basic & Diluted	($0.68)	($0.55)	($0.10)	($1.85)
Net income from discontinued operations and allocable to common shareholders				
Basic & Diluted	$0.79	$0.29	$1.61	$0.98
Net income allocable to common shareholders	$0.11	($0.26)	$1.51	($0.87)
Adjusted earnings				
Basic	$0.99	$0.15	$3.41	$0.54
Diluted	$0.87	$0.15	$3.12	$0.54
Weighted average shares outstanding				
Basic & Diluted (for net income)	69,328	74,053	71,831	75,684
Diluted (for adjusted earnings)	78,798	74,330	78,494	75,908
Common shares outstanding at the end of period	68,870	73,967	68,870	73,967

Note: In thousands, except per share data.
(1) Allocable to common shareholders after the effect of preferred dividends, non-controlling interests and income from sales of real estate.

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Adjusted Earnings Reconciliation

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
Net income (loss) allocable to common shareholders	$7,077	($19,083)	$108,985	($65,937)
Add: Depreciation and amortization	15,838	17,357	66,629	63,882
Add: Stock-based compensation expense	45,961	12,679	69,261	39,354
Add: Non-cash loss on early extinguishment of debt/preferred	-	-	-	3,470
Adjusted earnings allocable to common shareholders	**$68,876**	**$10,953**	**$244,875**	**$40,769**

Note: $ in thousands.
In 2019, we announced a new business strategy that would focus our management personnel and our investment resources primarily on scaling our Ground Lease platform. As part of this strategy, we accelerated the monetization of legacy assets, reducing our legacy portfolio to approximately 9% of our overall portfolio as of December 31, 2021, and deployed a substantial portion of the proceeds into additional investments in SAFE and new loan and net lease originations relating to the Ground Lease business. Adjusted earnings is a non-GAAP metric management uses to assess our execution of this strategy and the performance of our operations.
Adjusted earnings is used internally as a supplemental performance measure adjusting for certain items to give management a view of income more directly derived from operating activities in the period in which they occur. Adjusted earnings is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, including our proportionate share of depreciation and amortization from equity method investments and excluding depreciation and amortization allocable to noncontrolling interests, stock-based compensation expense, the non-cash portion of loss on early extinguishment of debt and the liquidation preference recorded as a premium above book value on the redemption of preferred stock ("Adjusted Earnings").
Adjusted Earnings should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Earnings should not be considered as an alternative to net income (loss) (determined in accordance with generally accepted accounting principles in the United States of America ("GAAP")), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Earnings indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Earnings is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance. It should be noted that our manner of calculating Adjusted Earnings may differ from the calculations of similarly-titled measures by other companies.

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Consolidated Balance SheetsNote:$inthousands.25 As of As of December 31, 2021 December 31, 2020 Assets Real EstateReal estate, at cost $113,510 $209,952 Less: accumulated depreciation (21,360) (17,574) Real estate, net 92,150 192,378 Real estate available and held for sale 301 5,212 Total real estate 92,451 197,590 Real estate and other assets available and held for sale and classified as discontinued operations 2,299,711 2,228,570 Net investment in leases 43,215 - Land and development, net 286,810 430,663 Loans receivable and other lending investments, net 332,844 686,931 Loan receivable held for sale 43,215 - Other investments 1,297,281 1,097,562 Cash and cash equivalents 339,601 98,633 Accrued interest and operating lease income receivable, net 1,813 6,135 Deferred operating lease income receivable, net 3,159 2,905 Deferred expenses and other assets, net 100,434 112,819 Total Assets $4,840,534 $4,861,808 Liabilities and Equity Accounts payable, accrued expenses, and other liabilities $236,732 $194,961 Liabilities associated with real estate held for sale and classified as discontinued operations 968,419 990,656 Liabilities associated with properties held for sale 3 27 Loan participations payable, net - 42,501 Debt obligations, net 2,572,174 2,569,280 Total Liabilities $3,777,328 $3,797,425 Total iStar shareholders’ equity $851,296 $870,969 Noncontrolling interests 211,910 193,414 Total Equity $1,063,206 $1,064,383 Total Liabilities and Equity $4,840,534 $4,861,808

Adjusted Common Equity Reconciliation

	As of December 31, 2021	As of December 31, 2020
Total shareholders' equity	$851,296	$870,969
Less: Liquidation preference of preferred stock	(305,000)	(305,000)
Common shareholders equity	$546,296	$565,969
Add: Accumulated depreciation and amortization[1]	316,817	298,180
Add: Proportionate share of depreciation and amortization within equity method investments	54,716	49,640
Add: CECL allowance	4,265	24,326
Adjusted common equity	**$922,094**	**$938,116**

Common shares outstanding – basic	68,870	73,967
Common shares outstanding – convertible dilution[2]	78,074	73,967
Common equity per share with convertible dilution[2]	$7.00	$7.65
Common equity per share with SAFE MTM and convertible dilution[2]	$19.58	$29.05
Common equity per share pro forma for net lease sale with SAFE MTM and convertible dilution[2]	$26.82	-
Adjusted common equity per share with convertible dilution[2]	$11.81	$12.68
Adjusted common equity per share with SAFE MTM and convertible dilution[2]	$23.97	$33.75
Adjusted common equity per share pro forma for net lease sale with SAFE MTM and convertible dilution[2]	$27.69	-

Note: Amounts in thousands, except for per share data. Q4 '21 SAFE mark-to-market value of iStar's investment in Safehold is $2,151m, calculated as iStar's ownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78. Q4 '20 SAFE mark-to-market value of iStar's investment in Safehold is $2,521m calculated as iStar's ownership of 34.8m shares of SAFE at the December 31, 2020 closing stock price of $72.49. We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders' equity because cumulative effect of depreciation and amortization expenses and CECL allowances calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets. Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

(1) Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

(2) Presented diluted for the 2022 3.125% convertible notes which were "in the money" on December 31, 2021 based on their current conversion ratio of 71.9478 shares per $1,000 of principal, which represents a conversion price of $13.90 per share using the Q4 '21 average closing stock price. The convertible notes were "out of the money" on December 31, 2020.

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Q4 '21 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	-	$92	-	-	$92
Real estate available and held for sale	-	-	<1	-	-	<1
Net lease properties and other assets available and held for sale		$1,904				1,904
Net investment in leases	-	43	-	-	-	43
Land and development, net	-	-	-	$287	-	287
Loans receivable and other lending investments, net	$333	-	-	-	-	333
Loan receivable held for sale	-	43	-	-	-	43
Real estate-related intangibles, net	-	103	2	-	-	105
Other investments	49	1,186	43	1	$18	1,297
Net Book Value	**$382**	**$3,279**	**$138**	**$288**	**$18**	**$4,104**
Add: Accumulated depreciation and CECL allowance	4	271	21	11	-	308
Add: Accumulated amortization related to intangibles & leasing commission amortization	-	37	10	-	-	46
Add: Proportionate share of joint venture accumulated depreciation and amortization	-	44	10	-	-	55
Gross Book Value	**$386**	**$3,633**	**$179**	**$299**	**$18**	**$4,515**
Add: Cash	-	-	-	-	340	340
Add: SAFE MTM[1]	-	950	-	-	-	950
Portfolio Gross Book Value	**$386**	**$4,582**	**$179**	**$299**	**$358**	**$5,804**

Note: $ in millions. Figures in this table may not foot due to rounding.
(1) Market value of iStar's investment in Safehold is $2,151m, calculated as iStar's ownership of 36.6m shares of SAFE at the February 23, 2022 closing stock price of $58.78. Unrealized gain is calculated as the difference between the $2,151m market value and the $1,201m Gross Book Value of iStar's investment in Safehold.

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Glossary

Annualized Base Rent (ABR)	Contractual cash base rent for the current quarter, annualized.
Dilution Gain	In circumstances where Safehold issues new equity that results in iStar having a smaller percentage ownership after the issuance than before the issuance, iStar shall account for the transaction pursuant to ASC 323-10-40-1: whereby iStar shall account for a share issuance by Safehold as if iStar had sold a proportionate share of its investment. Any gain or loss to iStar resulting from Safehold's share issuance shall be recognized in earnings.
Funding / Capex *(Net Lease, Operating Properties, Land & Development)*	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding / Capex *(Real Estate Finance)*	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Gross Book Value *(Net Lease, Operating Properties, Land & Development)*	Basis assigned to physical real estate property (net investment in leases, land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit / parcel sales, plus our basis in equity method investments, plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization.
Gross Book Value (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, plus our basis in equity method investments, less purchase discounts and specific reserves. This amount is not reduced for CECL allowances.
Net Book Value *(Net Lease, Operating Properties, Land & Development)*	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value *(Real Estate Finance)*	Gross Book Value for Real Estate Finance less CECL allowances.
Proceeds *(Net Lease, Operating Properties, Land & Development)*	Includes sales price for assets sold and other proceeds, less selling costs, less seller financing plus return of capital and distributed proceeds arising from sales within our equity method investments.
Proceeds *(Real Estate Finance)*	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield *(Net Lease)*	Calculated as GAAP operating lease income and interest income from sales-type leases less operating expenses for the quarter, annualized, divided by the average Gross Book Value during the quarter.
Yield *(Real Estate Finance)*	Interest income, for the quarter, annualized, divided by the average Gross Book Value of Real Estate Finance.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

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